UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: April 4, 2016
(Date of earliest event reported)
Huttig Building Products, Inc.
(Exact name of registrant as specified in its charter)
Delaware	001-14982	43-0334550
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
555 Maryville University Dr., Suite 400, St. Louis, MO	63141
(Address of principal executive offices)	(Zip Code)
314-216-2600
(Registrant's telephone number, including area code)
Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
On April 4, 2016, Huttig Building Products, Inc. issued a press release announcing the acquisition of substantially all of the assets of Benbilt Building Systems LP, a Delaware limited partnership. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.

The information furnished in this item 7.01, including Exhibit 99.1 hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filings under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 9.01. Financial Statements and Exhibits

(d) Exhibits
Press Release of Huttig Building Products, Inc., dated April 4, 2016

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 4, 2016	Huttig Building Products, Inc. By: /s/ Jon P. Vrabely Jon P. Vrabely President and Chief Executive Officer

Exhibit Index
Exhibit No.	Description
99.1	Press Release of Huttig Building Products, Inc., dated April 4, 2016